EXHIBIT 99.1





                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Annual report on Form 10-KSB for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date  February 27, 2003                 /s/ James D. Hartman
                                        President, Chief Executive Officer and
                                        Chief Financial Officer















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